OAK BROOK CAPITAL III, INC.


                                  SCHEDULE 14A
                            Pursuant To Section 14(a)
                     of the Securities Exchange Act of 1934
                           and Rule 14a-101 thereunder
                                     *******

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )


Filed by registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[X] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           Oak Brook Capital III, Inc.
                (Name of Registrant as Specified in its Charter)

                           Oak Brook Capital III, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


1)     Title of each class of securities to which transaction applies:


2)     Aggregate number of securities to which transaction applies:


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:<F1>


4)     Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1) Amount previously paid:



     2) Form, schedule or registration statement No.:



     3) Filing party:



     4) Date filed:


        December 15, 1999

<F1>  Set forth the amount on which the filing fee is calculated and state how it was determined


                           Oak Brook Capital III, Inc.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Dear Stockholder:

     It is my pleasure to invite you to attend a special meeting of Stockholders of Oak Brook Capital III, Inc., to be held at the offices of the Chinese Economic Times, 500 Alden Road-Suite 208, Markham, Ontario, Canada
on December     , 1999 at 10:00 a.m. local time.

     The meeting will be held for the following purposes:

     1. To vote upon a proposal to amend our Certificate of Incorporation to change our name to Mighty Star Holdings, Ltd.

     2. To act upon such other matters as may properly come before the meeting.

     Holders of record of our common stock at the close of business on
December     ,  1999 are entitled to receive this notice and to vote at the meeting or any adjournment.

     Your vote is important. Whether you plan to attend the meeting or not, we urge you to complete, sign and return your proxy card as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are not able to attend the meeting. You may revoke your proxy and vote in person at the meeting if you so desire.

Kam Kui Leong,
Vice President and Secretary

December     , 1999

                           OAK BROOK CAPITAL III, INC.
                          50 Airport Parkway - Suite 117
                           San Jose, California 95111

                                 PROXY STATEMENT

     This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Oak Brook Capital III, Inc. for a special meeting of stockholders. We are first mailing copies of this proxy statement, the attached notice of special meeting of
stockholders and the enclosed form of proxy on or about December   , 1999.

     At the special meeting, holders of our common stock will vote upon the upon a proposal to amend our certificate of incorporation to change our name to Mighty Star Holdings, Ltd.

     Our Board of Directors has fixed the close of business on December    ,
1999 as the record date for the determination of stockholders entitled to notice of, and to vote at the special meeting or any adjournment of the special meeting.

     Accordingly, you may vote at the special meeting only if you are a holder of record of common stock at the close of business on the record date. As of
the record date, there were     holders of record of our common stock and
12,048,500 shares of common stock were issued and outstanding.

     If you complete and return your proxy card and we receive it at or prior to the special meeting, your shares will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card. If your proxy card is signed and returned without directions, the shares will be voted for the proposal to amend our certificate of incorporation to change our name to Mighty Star Holdings, Ltd. You may revoke your proxy at any time before it is voted at the meeting by sending a notice of revocation to our secretary at the address listed above, executing a later-dated proxy or by voting by ballot at the meeting.

     The holders of a majority of our common stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     Holders of common stock are entitled to one vote per share on all matters properly brought before the meeting. The proposal to amend our certificate of incorporation to change our name to Mighty Star Holdings, Inc. requires the affirmative vote of the holders of a majority of our outstanding shares of common stock. All other matters to be acted upon at the meeting will be determined by the affirmative vote of the holders of the majority of the common stock present in person or represented by proxy and entitled to vote.
An abstention is counted as a vote against and a broker "non-vote" generally is not counted for purposes of approving these matters. However, in connection with the proposal to amend our certificate of incorporation, shares not voted will have the same effect as shares voted against the proposal.

     The Board of Directors is not aware of any matters that will be brought before the meeting other than those described in this proxy statement. However, if any other matters properly come before the meeting, the persons named on the enclosed proxy card will vote in accordance with their best judgment on such matters.


                OWNERSHIP OF OUR COMMON STOCK BY CERTAIN PERSONS

     The following table sets forth certain information with respect to the
beneficial ownership of our common stock as of December       , 1999 by (i)
each person known to us to own beneficially more than five percent of our common stock (including such person's address), (ii) our executive officers and each director and (iii) all directors and executive officers as a group:

Name and Address             Position(s)             Number of Shares
Beneficially Owned                                   and Percentage of Class

Wai Hong Chong               CEO, President,         9,670,500 (80.3%)
Shun Tak Centre-Room 3203    Chairman of the Board
168-200 Connaught Road       and a Director
Central, Hong Kong

Wai Tong Chong               Director                0*
Shun Tak Centre - Room 3203
168-200 Connaught Road
Central, Hong Kong

Kam Kui Leong                Vice President,         0*
Shun Tak Centre - Room 3203  Secretary and a
168-200 Connaught Road       Director
Central, Hong Kong

Charles George Spooner       Director                0* (1)
508 Church Street
Toronto, Ontario
Canada, M4Y 2C8

Edmund C. K. Leong           Vice President-         0*
500 Alden Road - Suite 208   North American
Markham, Ontario             Operations and a
Canada, L3R 5H5              Director

All Officers and Directors
as a Group (5 Persons)                               9,670,500 (80.3%)
  *  Less than one percent.

(1) Does not include 312,500 shaes held by Worldnet (H.K.) Ltd. Mr. Spooner is an officer and beneficial owner of such corporation.

    PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO
                           MIGHTY STAR HOLDINGS, LTD.

     Our Board has adopted, and is recommending to our stockholders for their approval at the meeting, a resolution to amend Article One of Certificate of Incorporation to read as follows:

1. Corporate Name. The name of the Corporation is MIGHTY STAR HOLDINGS, LTD.

     We believe that this name change more accurately references our principal business. Our current name, Oak Brook Capital III, Inc., reflects our prior status as an inactive shell corporation seeking an acquisition candidate. In November, 1999, we acquired all of the shares of Mighty Star Holdings, Ltd, a B.V.I. corporation and the business of Mighty Stara Holdings, Ltd., BVI is our only business.

     If the amendment is adopted, you will not be required to exchange your outstanding stock certificates for new certificates.

     Wai Hong Chong, who owns 9,670,500, representing 80.3% of the issued and outstanding stock on the record date, has indicated that he will vote for the proposal. His votes assure the proposal's passage.


    THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSAL TO ADOPT THE
                 AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

                              STOCKHOLDER PROPOSALS

     We currently anticipate that our 2000 Annual Meeting of Stockholders will be held on or about June 15, 2000. Proposals of stockholders intended for inclusion in the proxy statement for our Annual Meeting of Stockholders in 2000 must be received by us at our its principal office in San Jose, California, no later than March 3, 2000 in order to be considered for inclusion in our proxy statement and form of proxy relating to that meeting.

                             SOLICITATION OF PROXIES

     We will pay the cost of solicitation of proxies for the special meeting. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telecopy by our directors, officers or regular employees.

                          ANNUAL REPORT ON FORM 10-KSB

     We will provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of the our Annual Report on Form 10-KSB (including the financial statements and any schedule thereto but excluding exhibits) as filed with the Securities and Exchange

Commission for our most recent fiscal year. Such written request should be directed to the Company at the address of the Company appearing on the first page of this proxy statement and to the attention of Kam Kui Leong, Secretary.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

Kam Kui Leong,
Vice President and Secretary.

Dated: December    , 1999

                                      PROXY
                           OAK BROOK CAPITAL III, INC.
                SPECIAL MEETING OF STOCKHOLDERS, NOVEMBER 18, 1999
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Edmond K. C. Leong and Charles Spooner, or either of them, proxy, with full power of substitution, to vote, as designated below and on the reverse side hereof, all shares of Common Stock which the undersigned is entitled to vote if personally present at the Special Meeting of Stockholders of Oak Brook Capital III, Inc. or any adjournment or postponement thereof, subject to the directions indicated below.

     If instructions are given in the spaces below hereof, the shares will be voted in accordance therewith; if instructions are not given, the shares will be voted for Proposal 1 and in the discretion of the proxies with respect to any other matter to come before the meeting. This proxy also delegates discretionary authority to vote with respect to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

1.   PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE

     COMPANY'S NAME TO MIGHTY STAR HOLDINGS, LTD.

          FOR _           AGAINST _         ABSTAIN _


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     GRANTS AUTHORITY __  WITHHOLDS AUTHORITY ___

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT OF OAK BROOK CAPITAL III, INC.

Please sign exactly as name(s) appear(s) below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



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--------------------------
Signature if held jointly



Dated:   _________________________